GENERAL	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
NOTE 1:-	GENERAL

a.
Alcobra Ltd. was incorporated in Israel and commenced its operation on February 7, 2008. During July 2013, a wholly- owned subsidiary was established in the state of Delaware named Alcobra Inc. (the "Subsidiary"). Alcobra Ltd. and its Subsidiary (collectively "the Company") are an emerging biopharmaceutical company primarily focused on the development and commercialization of a proprietary drug candidate, to treat Attention Deficit Hyperactivity Disorder, ("ADHD"), and other potential cognitive dysfunctions including Fragile X. The Company's objective is to conduct additional clinical trials for its drug called MDX (the "Drug") and, if those trials are successful, seek marketing approval from the U.S. Food and Drug Administration (the "FDA") and other worldwide regulatory bodies.

b.
The Company has not generated revenue from the sale of any product, and does not expect to generate significant revenue unless and until obtaining of marketing approval and commercializing the MDX. Accordingly, the Company is considered to be in the development stage as defined in ASC 915, "Development stage entities". The Company has incurred losses in the amount of $ 10,548 thousand during the year ended December 31, 2013. The Company has an accumulated deficit in the total amount of $ 18,734 as of December 31, 2013 and as of that date the accumulated negative cash flow from operating activity is in the amount of $ 12,977.

The Company believes that its existing cash and cash equivalents and short term bank deposits should be sufficient to meet its operating and capital requirements through 2016.